Exhibit 99.1
Tallgrass Energy Reports Record Third Quarter 2017 Results
LEAWOOD, Kan.--(BUSINESS WIRE)--November 2, 2017--Tallgrass Energy Partners, LP (NYSE: TEP) ("TEP") and Tallgrass Energy GP, LP (NYSE: TEGP) ("TEGP"), collectively referred to as Tallgrass Energy, today reported financial and operating results for the third quarter of 2017.
“Tallgrass Energy again delivered exceptional financial results for the third quarter and continued to execute our plan to grow the company through organic projects and third-party acquisitions,” said Tallgrass President and CEO David Dehaemers Jr. “This quarter included a strategic acquisition that represents the first step toward providing Powder River producers direct access to the Pony Express Pipeline system. In addition, we announced binding open seasons supported by signed precedent agreements for a new natural gas pipeline and associated hub near Cheyenne, Wyo., that will provide a much-needed takeaway solution for DJ Basin producers. Our strong business performance and growth resulted in increased distributions at both TEP and TEGP and distribution coverage of approximately two times at TEP.”

Third Quarter Distributions
Tallgrass Energy Partners, LP
As previously announced, the board of directors of TEP's general partner declared a quarterly cash distribution of $0.945 per common unit for the third quarter of 2017. This quarterly distribution represents $3.78 on an annualized basis, a sequential increase of 2.2 percent from the second quarter 2017 distribution and an increase of 18.9 percent from the third quarter 2016 distribution. The quarterly distribution will be paid on Nov. 14, 2017, to unitholders of record as of the close of business on Oct. 31, 2017.
TEP has increased its distribution by a total of $0.11 for the second and third quarters of 2017. This exceeds management’s previously announced plan to recommend increases in TEP's second and third quarter 2017 distributions that aggregate to at least $0.10 per unit (or $0.40 per unit on an annualized basis) over the first quarter 2017 distribution of $0.835.
Tallgrass Energy GP, LP
Also, as previously announced, the board of directors of TEGP's general partner declared a quarterly cash distribution of $0.355 per Class A share for the third quarter of 2017. This quarterly distribution represents $1.42 per Class A share on an annualized basis, a sequential increase of 3.6 percent from the second quarter 2017 distribution and an increase of 35.2 percent from the third quarter 2016 distribution. The quarterly distribution will be paid on Nov. 14, 2017, to Class A shareholders of record as of the close of business on Oct. 31, 2017.

Tallgrass Energy Partners, LP Summary Financial Information(1)

Three Months Ended September 30,	Nine Months Ended September 30,
(in thousands, except coverage and per unit data)	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016

Net income attributable to partners	$184,090	$64,345	$60,734	$344,875	$200,260	$196,852
Add:
Interest expense(2)	22,888	10,907	10,907	57,265	27,639	27,639
Depreciation and amortization expense(2)	23,472	21,648	21,102	67,894	66,484	64,909
Distributions from unconsolidated investments	138,828	22,462	21,804	229,510	53,434	51,460
Non-cash loss (gain) related to derivative instruments(2)	688	4,410	4,410	(1,669)	(5,391)	(5,391)
Non-cash compensation expense (3)	2,135	1,635	1,635	5,087	4,270	4,270
(Gain) loss from disposal of assets	—	—	—	(1,319)	1,849	1,849
Less:
Equity in earnings of unconsolidated investments	(123,642)	(12,764)	(12,066)	(187,121)	(37,495)	(35,387)
Gain on remeasurement of unconsolidated investment	(9,728)	—	—	(9,728)	—	—
Adjusted EBITDA(4)	$238,731	$112,643	$108,526	$504,794	$311,050	$306,201
Add:
Deficiency payments received, net(2)	2,288	9,114	26,639	24,892
Less:
Cash interest cost	(21,814)	(9,950)	(53,973)	(25,183)
Maintenance capital expenditures, net	(3,689)	(2,828)	(7,746)	(7,085)
Distributable Cash Flow(4)	215,516	104,862	469,714	298,825
Less:
Distributions	(108,137)	(85,295)	(304,702)	(233,794)
Amounts in excess of distributions(5)	$107,379	$19,567	$165,012	$65,031
Distribution coverage	1.99	x	1.23	x	1.54	x	1.28	x

Common units outstanding(6)	73,200	72,115	73,200	72,115
Distribution per common unit	$0.9450	$0.7950	$2.7050	$2.2550

(1)
The financial results for all periods presented in the table include the applicable results of operations of Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC, which were acquired by TEP effective Jan. 1, 2017, except for the period under the column "As Reported in 2016."

(2)	Net of noncontrolling interest.
(3) Represents TEP's portion of non-cash compensation expense related to Equity Participation Units, excluding amounts allocated to Tallgrass Development, LP.
(4) Adjusted EBITDA and distributable cash flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.
(5) Cumulative distribution coverage from TEP's IPO in May 2013 through September 30, 2017, is $297.4 million and the cumulative distribution coverage ratio is 1.32x.

(6)	Common units represent the number of units as of the date of record for the third quarter distributions in both 2017 and 2016.

Strategic Acquisitions, Organic Growth Projects and Financing Transactions
Since TEP’s Q2 2017 earnings call on Aug. 2, Tallgrass Energy has announced or completed the following acquisitions, growth projects and financing transactions.

•
The joint development of the Cheyenne Connector pipeline ("Cheyenne Connector") with Western Gas Partners, LP and DCP Midstream, LP. Cheyenne Connector is an approximately 70-mile natural gas pipeline with an initial capacity of at least 600 million cubic feet a day which will connect Denver-Julesburg Basin natural gas supply with the Rockies Express Pipeline Cheyenne Hub just south of the Colorado-Wyoming border

•
Rockies Express Pipeline LLC ("REX") announced an open season to bring gas into REX at the Cheyenne Hub with the ability to deliver to numerous interconnects providing take-away options with access to markets across the country

•	Acquired an oil gathering system in the Powder River Basin and announced plans to directly connect the system to the Pony Express Pipeline

•	Issued $500 million of 5.5 percent senior unsecured notes with investment-grade style covenants
Conference Call
Please join Tallgrass Energy for a conference call and webcast to discuss third quarter 2017 results at 3:30 p.m. Central Time on Thursday, Nov. 2, 2017. Interested parties may listen via a link posted on the Investor Relations section of our website and the replay will be available on our website for at least seven days following the live call.
Tallgrass Energy Partners, LP Alternative Reconciliations
Adjusted EBITDA and Distributable Cash Flow, as defined in "TEP's Non-GAAP Measures" below, may be impacted by the timing of cash payments received as a result of shipper deficiency payments received or utilized during the period or incremental barrels shipped during the period. As such, we have also provided alternative reconciliations of Adjusted EBITDA and Distributable Cash Flow that illustrate the impact of these items. These alternative reconciliations are also non-GAAP Measures. Management believes this information provides investors useful information regarding the impact of these items on our current results as well as the potential impact on future results.
Alternative Reconciliation of Adjusted EBITDA

	Three Months Ended September 30,	Nine Months Ended September 30,
(in thousands)	2017	2017

Adjusted EBITDA	$238,731	$504,794
Add:
Volumetric deficiency payments received, net(1)	2,288	26,639
Alternative Adjusted EBITDA(2)	$241,019	$531,433

(1) Cumulative net volumetric deficiency balance at September 30, 2017, is $87.8 million.

(2)
Alternative Adjusted EBITDA shows what TEP's Adjusted EBITDA would have been for the period presented if TEP included net volumetric deficiency payments from shippers' firm, take-or-pay contracts in calculating Adjusted EBITDA.  TEP's reported distributable cash flow and distribution coverage would remain unchanged.

Alternative Reconciliation of Distributable Cash Flow and Distribution Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except coverage)	2017		2017

Distributable Cash Flow	$215,516		$469,714
Add:
Cash flow impact of reduction in accumulated incremental volumes(1)	5,740		240
Alternative Distributable Cash Flow(2)	221,256		469,954
Less:
Distributions	(108,137)		(304,702)
Amounts in excess of distributions	$113,119		$165,252
Alternative distribution coverage(2)	2.05	x	1.54	x

(1) Accumulated incremental volume balance at September 30, 2017, is $14.6 million.

(2)
Alternative distributable cash flow and alternative distribution coverage shows the impact of a reduction in accumulated incremental volumes. Incremental volumes (volumes shipped in excess of firm committed volumes) increase distributable cash flow during periods when shipped. Conversely, previously shipped incremental volumes reduce distributable cash flow during periods when they are utilized by a shipper to meet current period firm committed volumes, thereby reducing an accumulated incremental volume balance.

Tallgrass Energy Partners, LP Segment Overview(1)(2)
The third quarter 2017 comparative results by segment are summarized below:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016
	(in thousands)
Natural Gas Transportation
Operating income	$17,016	$15,436	$14,254	$49,910	$39,873	$35,018
Add:
Depreciation and amortization expense	4,794	4,876	4,876	14,369	16,233	16,233
Distributions from unconsolidated investment	138,132	21,804	21,804	227,547	51,460	51,460
Other income, net	455	480	480	807	1,267	1,267
Less:
Non-cash (gain) loss related to derivative instruments	—	(161)	(161)	(116)	190	190
Segment Adjusted EBITDA	$160,397	$42,435	$41,253	$292,517	$109,023	$104,168

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016		2017	2016
	(in thousands)
Crude Oil Transportation
Operating income	$51,478	$53,227		$145,462	$159,619
Add:
Depreciation and amortization expense(3)	13,027	13,112		39,673	39,276
Less:
Adjusted EBITDA attributable to noncontrolling interests	(1,024)	(1,060)		(2,895)	(3,170)
Non-cash loss (gain) related to derivative instruments(3)	202	152		(432)	7
Segment Adjusted EBITDA	$63,683	$65,431		$181,808	$195,732

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016
	(in thousands)
Gathering, Processing & Terminalling
Operating income (loss)	$9,045	$1,851	$120	$20,928	$(4,629)	$(1,074)
Add:
Depreciation and amortization expense(3)	5,651	3,660	3,114	13,852	10,975	9,400
Non-cash loss related to derivative instruments	486	—	—	764	—	—
Distributions from unconsolidated investment	696	658	—	1,963	1,974	—
Other (expense) income, net	(1)	—	—	142	—	—
Less:
(Gain) loss on disposal of assets	—	—	—	(1,319)	1,849	1,849
Adjusted EBITDA attributable to noncontrolling interests	(389)	(24)	(24)	(346)	(65)	(65)
Segment Adjusted EBITDA	$15,488	$6,145	$3,210	$35,984	$10,104	$10,110
(1) The financial results for the Natural Gas Transportation and Gathering, Processing & Terminalling segments for the three and nine months ended September 30, 2016, have been recast to reflect the results of operations of Terminals and NatGas, respectively, which TEP acquired effective January 1, 2017. The financial results for the Natural Gas Transportation and Gathering, Processing & Terminalling segments for the three and nine months ended September 30, 2016, under the column "As Reported in 2016," does not include Terminals and NatGas's results of operations.
(2) Segment reporting does not include corporate general and administrative costs or intersegment eliminations.
(3) Net of noncontrolling interest.

Supplemental Information
TEP acquired a 25 percent interest in Rockies Express Pipeline, LLC ("REX") effective May 6, 2016, and an additional 24.99 percent interest in REX effective March 31, 2017. TEP's consolidated Adjusted EBITDA, as shown above, includes TEP's membership interest in REX. The table below is a reconciliation of REX's Adjusted EBITDA and Distributable Cash Flow for the three and nine months ended September 30, 2017 and 2016, presented to provide additional information on REX's financial results. REX’s Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Rockies Express Pipeline LLC
Net income	$233,990	$34,184	$371,185	$226,847
Add:
Interest expense	42,102	39,309	125,979	119,694
Depreciation and amortization expense	54,761	50,332	163,560	150,831
Adjusted EBITDA	330,853	123,825	660,724	497,372
Less:
Cash interest cost	(41,267)	(38,304)	(123,476)	(117,192)
Maintenance capital expenditures	(2,386)	(1,601)	(9,326)	(5,878)
Distributable Cash Flow	$287,200	$83,920	$527,922	$374,302

Distributions to Members	$(276,508)	$(87,219)	$(515,613)	$(373,888)
Contributions from Members	$23,334	$84,260	$72,394	$246,755

Tallgrass Energy GP, LP Summary Financial Information
Information on distributions to Tallgrass Equity, LLC ("Tallgrass Equity"), TEGP and TEGP's Class A shareholders is shown below (in thousands, except coverage and per share data):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016

TEP distributions to Tallgrass Equity(1)
General partner interest	$1,219		$976		$3,445		$2,717
Incentive Distribution Rights	37,744		26,987		103,926		71,065
20 million TEP common units owned by Tallgrass Equity	18,900		15,900		54,100		45,100
Total TEP distributions to Tallgrass Equity	57,863		43,863		161,471		118,882
Less:
Cash interest expense attributable to Tallgrass Equity	(1,402)		(1,132)		(3,919)		(3,322)
Cash general and administrative expenses attributable to Tallgrass Equity	(500)		(500)		(1,500)		(1,500)
Cash available for distribution by Tallgrass Equity	55,961		42,231		156,052		114,060
Distributions to Class A (TEGP)	20,617		12,528		57,205		34,243
Distributions to Class B (Exchange Right Holders)	35,200		28,745		97,667		78,570
Total cash distributions by Tallgrass Equity	$55,817		$41,273		$154,872		$112,813
TEGP
Distributions from Tallgrass Equity	$20,617		$12,528		$57,205		$34,243
Less:
Distributions to Class A shareholders	(20,617)		(12,528)		(57,205)		(34,243)
Amounts in excess of distributions	—		—		$—		$—
Distribution coverage	1.00	x	1.00	x	1.00	x	1.00	x

Class A shares outstanding	58,075		47,725		58,075		47,725
Distribution per Class A share	$0.3550		$0.2625		$0.9850		$0.7175

(1)	Represents distributions expected to be received by Tallgrass Equity from TEP on or about November 14, 2017, in connection with TEP's distribution for the quarter ended September 30, 2017.
Non-GAAP Measures
Adjusted EBITDA and Distributable Cash Flow are non-GAAP supplemental financial measures that TEP management and external users of our consolidated financial statements and financial statements of our subsidiaries and unconsolidated investments, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•
our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various expansion and growth opportunities.

We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA and Distributable Cash Flow be considered alternatives to available cash, operating surplus, distributions of available cash from operating surplus or other definitions in our partnership agreement. Adjusted EBITDA and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA and Distributable Cash Flow may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
We generally define Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments. We also use Distributable Cash Flow, which we generally define as Adjusted EBITDA, plus deficiency payments received from or utilized by our customers and preferred distributions received from Pony Express in excess of its distributable cash flow attributable to our net interest, less cash interest expense, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by our partnership agreement. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Summary Financial Information" above.
Cautionary Note Concerning Forward-Looking Statements
Disclosures in this press release contain “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include whether Powder River producers will have direct access to the Pony Express System, either through TEP's new oil gathering system in the Powder River Basin or otherwise, whether the Cheyenne Connector will provide a take-away solution for DJ Basin producers, and the joint development of the Cheyenne Connector, including its expected initial capacity. Forward looking statements may also include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of TEP, TEGP and their subsidiaries, including: the ability to pursue expansions and other opportunities for incremental volumes; natural gas and crude oil production growth in TEP's operating areas; expected future benefits of acquisitions or expansion projects; timing of anticipated spending on planned expenses and maintenance capital projects; and distribution rate and growth, including variability of quarterly distribution coverage. These statements are based on certain assumptions made by TEP and TEGP based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TEP and TEGP, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to TEP and TEGP’s financial performance and results, availability of sufficient cash flow to pay distributions and execute their business plans, the demand for natural gas storage, processing and transportation services and for crude oil transportation services, operating hazards, the effects of government regulation, tax position and other risks incidental to transporting, storing and processing natural gas or transporting crude oil and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TEP and TEGP with the Securities and Exchange Commission. Any forward-looking statement applies only as of the date on which such statement is made and TEP and TEGP do not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
About Tallgrass Energy
Tallgrass Energy is a family of companies that includes publicly traded partnerships Tallgrass Energy Partners, LP (NYSE: TEP) and Tallgrass Energy GP, LP (NYSE: TEGP), and privately held Tallgrass Development, LP. Operating across 10 states, Tallgrass is a growth-oriented midstream energy operator with transportation, storage, terminal, water, gathering and processing assets that serve some of the nation’s most prolific crude oil and natural gas basins.
To learn more, please visit our website at www.tallgrassenergy.com.

Tallgrass Energy Partners, LP Financial Statements
TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2017	December 31, 2016
	(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$2,998	$1,873
Accounts receivable, net	95,629	59,536
Gas imbalances	1,020	1,597
Inventories	10,173	13,093
Derivative assets	—	10,967
Prepayments and other current assets	3,407	7,628
Total Current Assets	113,227	94,694
Property, plant and equipment, net	2,350,830	2,079,232
Goodwill	404,838	343,288
Intangible assets, net	98,876	93,522
Unconsolidated investments	922,280	475,625
Deferred financing costs, net	12,329	4,815
Deferred charges and other assets	3,016	11,037
Total Assets	$3,905,396	$3,102,213
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$69,620	$24,122
Accounts payable to related parties	6,072	5,935
Gas imbalances	1,119	1,239
Derivative liabilities	473	556
Accrued taxes	22,890	16,996
Accrued liabilities	11,154	16,702
Deferred revenue	87,979	60,757
Other current liabilities	6,690	6,446
Total Current Liabilities	205,997	132,753
Long-term debt, net	2,115,086	1,407,981
Other long-term liabilities and deferred credits	18,396	7,063
Total Long-term Liabilities	2,133,482	1,415,044
Commitments and Contingencies
Equity:
Predecessor Equity	—	82,295
Limited partners (73,176,516 and 72,485,954 common units issued and outstanding at September 30, 2017 and December 31, 2016, respectively)	2,125,788	2,070,495
General partner (834,391 units issued and outstanding at September 30, 2017 and December 31, 2016)	(626,704)	(632,339)
Total Partners' Equity	1,499,084	1,520,451
Noncontrolling interests	66,833	33,965
Total Equity	1,565,917	1,554,416
Total Liabilities and Equity	$3,905,396	$3,102,213

TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands, except per unit amounts)
Revenues:
Crude oil transportation services	$86,180	$91,387	$260,366	$279,281
Natural gas transportation services	30,256	31,444	91,370	89,406
Sales of natural gas, NGLs, and crude oil	32,215	20,487	70,514	51,243
Processing and other revenues	27,218	9,950	58,882	29,521
Total Revenues	175,869	153,268	481,132	449,451
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	26,984	18,319	58,740	47,845
Cost of transportation services (exclusive of depreciation and amortization shown below)	10,538	10,842	38,799	35,946
Operations and maintenance	17,412	15,146	45,569	42,374
Depreciation and amortization	23,782	21,177	67,276	65,074
General and administrative	15,925	13,413	44,362	41,225
Taxes, other than income taxes	6,661	6,860	21,799	20,293
Contract termination	—	—	—	8,061
(Gain) loss on disposal of assets	—	—	(1,264)	1,849
Total Operating Costs and Expenses	101,302	85,757	275,281	262,667
Operating Income	74,567	67,511	205,851	186,784
Other Income (Expense):
Interest expense, net	(22,888)	(10,907)	(57,265)	(27,639)
Unrealized (loss) gain on derivative instrument	—	(4,419)	1,885	5,588
Equity in earnings of unconsolidated investments	123,642	12,764	187,121	37,495
Gain on remeasurement of unconsolidated investment	9,728	—	9,728	—
Other income, net	454	480	796	1,267
Total Other Income (Expense)	110,936	(2,082)	142,265	16,711
Net income	185,503	65,429	348,116	203,495
Net income attributable to noncontrolling interests	(1,413)	(1,084)	(3,241)	(3,235)
Net income attributable to partners	$184,090	$64,345	$344,875	$200,260
Allocation of income to the limited partners:
Net income attributable to partners	$184,090	$64,345	$344,875	$200,260
Predecessor operations interest in net income	—	(3,611)	—	(3,408)
General partner interest in net income	(39,809)	(27,674)	(107,693)	(73,347)
Net income available to common unitholders	144,281	33,060	237,182	123,505
Basic net income per common unit	$1.97	$0.45	$3.26	$1.75
Diluted net income per common unit	$1.96	$0.45	$3.23	$1.73
Basic average number of common units outstanding	73,138	73,089	72,769	70,686
Diluted average number of common units outstanding	73,638	74,063	73,319	71,590

TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
	2017	2016
	(in thousands)
Cash Flows from Operating Activities:
Net income	$348,116	$203,495
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	72,732	70,269
Equity in earnings of unconsolidated investments	(187,121)	(37,495)
Distributions from unconsolidated investments	187,624	37,361
Gain on remeasurement of unconsolidated investment	(9,728)	—
Changes in components of working capital:
Accounts receivable and other	(34,197)	8,204
Accounts payable and accrued liabilities	43,037	5,053
Deferred revenue	26,898	25,303
Other current assets and liabilities	5,032	(1,033)
Other operating, net	3,755	(149)
Net Cash Provided by Operating Activities	456,148	311,008
Cash Flows from Investing Activities:
Acquisition of Rockies Express membership interest	(400,000)	(436,022)
Acquisition of Terminals and NatGas	(140,000)	—
Acquisition of Douglas Gathering System	(128,526)	—
Capital expenditures	(88,050)	(55,397)
Acquisition of Deeprock Development	(57,202)	—
Distributions from unconsolidated investments in excess of cumulative earnings	41,886	16,073
Acquisition of PRB Crude System	(36,030)	—
Contributions to unconsolidated investments	(31,570)	(35,515)
Acquisition of Pony Express membership interest	—	(49,118)
Other investing, net	(13,449)	205
Net Cash Used in Investing Activities	(852,941)	(559,774)
Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	850,000	400,000
Distributions to unitholders	(284,724)	(207,539)
(Repayments) borrowings under revolving credit facility, net	(134,000)	252,000
Proceeds from public offering, net of offering costs	112,393	290,474
Partial exercise of call option	(72,381)	(151,434)
Repurchase of common units from TD	(35,335)	—
Acquisition of Pony Express membership interest	—	(425,882)
Proceeds from private placement, net of offering costs	—	90,009
Other financing, net	(38,035)	(56)
Net Cash Provided by Financing Activities	397,918	247,572
Net Change in Cash and Cash Equivalents	1,125	(1,194)
Cash and Cash Equivalents, beginning of period	1,873	1,611
Cash and Cash Equivalents, end of period	$2,998	$417

Schedule of Noncash Investing and Financing Activities:
Common units issued as partial consideration to acquire additional 9% membership interest in Deeprock Development	$6,617	$—
Increase in accrual for payment of property, plant and equipment	$1,342	$—

Tallgrass Energy GP, LP Financial Statements
TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING BALANCE SHEETS
(UNAUDITED)

	September 30, 2017			December 31, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$2,998	$281	$3,279	$1,873	$586	$2,459
Accounts receivable, net	95,629	—	95,629	59,536	—	59,536
Gas imbalances	1,020	—	1,020	1,597	—	1,597
Inventories	10,173	—	10,173	13,093	—	13,093
Derivative assets	—	—	—	10,967	—	10,967
Prepayments and other current assets	3,407	—	3,407	7,628	—	7,628
Total Current Assets	113,227	281	113,508	94,694	586	95,280
Property, plant and equipment, net	2,350,830	—	2,350,830	2,079,232	—	2,079,232
Goodwill	404,838	—	404,838	343,288	—	343,288
Intangible assets, net	98,876	—	98,876	93,522	—	93,522
Unconsolidated investments	922,280	—	922,280	475,625	—	475,625
Deferred tax asset	—	496,472	496,472	—	521,454	521,454
Deferred financing costs, net	12,329	997	13,326	4,815	1,227	6,042
Deferred charges and other assets	3,016	—	3,016	11,037	—	11,037
Total Assets	$3,905,396	$497,750	$4,403,146	$3,102,213	$523,267	$3,625,480
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$69,620	$—	$69,620	$24,122	$327	$24,449
Accounts payable to related parties	6,072	(117)	5,955	5,935	(111)	5,824
Gas imbalances	1,119	—	1,119	1,239	—	1,239
Derivative liabilities	473	—	473	556	—	556
Accrued taxes	22,890	—	22,890	16,996	—	16,996
Accrued liabilities	11,154	29	11,183	16,702	53	16,755
Deferred revenue	87,979	—	87,979	60,757	—	60,757
Other current liabilities	6,690	—	6,690	6,446	—	6,446
Total Current Liabilities	205,997	(88)	205,909	132,753	269	133,022
Long-term debt, net	2,115,086	146,000	2,261,086	1,407,981	148,000	1,555,981
Other long-term liabilities and deferred credits	18,396	—	18,396	7,063	—	7,063
Total Long-term Liabilities	2,133,482	146,000	2,279,482	1,415,044	148,000	1,563,044
Equity:
Total Partners' Equity	1,499,084	(1,264,843)	234,241	1,520,451	(1,187,189)	333,262
Noncontrolling interests	66,833	1,616,681	1,683,514	33,965	1,562,187	1,596,152
Total Equity	1,565,917	351,838	1,917,755	1,554,416	374,998	1,929,414
Total Liabilities and Equity	$3,905,396	$497,750	$4,403,146	$3,102,213	$523,267	$3,625,480

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30, 2017			Three Months Ended September 30, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$86,180	$—	$86,180	$91,387	$—	$91,387
Natural gas transportation services	30,256	—	30,256	31,444	—	31,444
Sales of natural gas, NGLs, and crude oil	32,215	—	32,215	20,487	—	20,487
Processing and other revenues	27,218	—	27,218	9,950	—	9,950
Total Revenues	175,869	—	175,869	153,268	—	153,268
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	26,984	—	26,984	18,319	—	18,319
Cost of transportation services (exclusive of depreciation and amortization shown below)	10,538	—	10,538	10,842	—	10,842
Operations and maintenance	17,412	—	17,412	15,146	—	15,146
Depreciation and amortization	23,782	—	23,782	21,177	—	21,177
General and administrative	15,925	564	16,489	13,413	568	13,981
Taxes, other than income taxes	6,661	—	6,661	6,860	—	6,860
Total Operating Costs and Expenses	101,302	564	101,866	85,757	568	86,325
Operating Income	74,567	(564)	74,003	67,511	(568)	66,943
Other Income (Expense):
Interest expense, net	(22,888)	(1,520)	(24,408)	(10,907)	(1,250)	(12,157)
Unrealized (loss) gain on derivative instrument	—	—	—	(4,419)	—	(4,419)
Equity in earnings of unconsolidated investments	123,642	—	123,642	12,764	—	12,764
Gain on remeasurement of unconsolidated investment	9,728	—	9,728	—	—	—
Other income, net	454	—	454	480	—	480
Total Other Income (Expense)	110,936	(1,520)	109,416	(2,082)	(1,250)	(3,332)
Net income before tax	185,503	(2,084)	183,419	65,429	(1,818)	63,611
Deferred income tax expense	—	(12,642)	(12,642)	—	(3,209)	(3,209)
Net income	185,503	(14,726)	170,777	65,429	(5,027)	60,402
Net income attributable to noncontrolling interests	(1,413)	(153,498)	(154,911)	(1,084)	(48,666)	(49,750)
Net income attributable to TEGP	$184,090	$(168,224)	$15,866	$64,345	$(53,693)	$10,652

Allocation of income:
Net income attributable to TEGP	$15,866	$10,652
Predecessor operations interest in net income	—	(3,611)
Net income attributable to TEGP, excluding predecessor operations interest	15,866	7,041
Basic net income per Class A share	$0.27	$0.15
Diluted net income per Class A share	$0.27	$0.15
Basic average number of Class A shares outstanding	58,075	47,725
Diluted average number of Class A shares outstanding	58,192	47,775

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING STATEMENTS OF INCOME
(UNAUDITED)

	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$260,366	$—	$260,366	$279,281	$—	$279,281
Natural gas transportation services	91,370	—	91,370	89,406	—	89,406
Sales of natural gas, NGLs, and crude oil	70,514	—	70,514	51,243	—	51,243
Processing and other revenues	58,882	—	58,882	29,521	—	29,521
Total Revenues	481,132	—	481,132	449,451	—	449,451
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	58,740	—	58,740	47,845	—	47,845
Cost of transportation services (exclusive of depreciation and amortization shown below)	38,799	—	38,799	35,946	—	35,946
Operations and maintenance	45,569	—	45,569	42,374	—	42,374
Depreciation and amortization	67,276	—	67,276	65,074	—	65,074
General and administrative	44,362	1,678	46,040	41,225	1,638	42,863
Taxes, other than income taxes	21,799	—	21,799	20,293	—	20,293
Contract termination	—	—	—	8,061	—	8,061
(Gain) loss on disposal of assets	(1,264)	—	(1,264)	1,849	—	1,849
Total Operating Costs and Expenses	275,281	1,678	276,959	262,667	1,638	264,305
Operating Income	205,851	(1,678)	204,173	186,784	(1,638)	185,146
Other Income (Expense):
Interest expense, net	(57,265)	(4,274)	(61,539)	(27,639)	(3,636)	(31,275)
Unrealized gain on derivative instrument	1,885	—	1,885	5,588	—	5,588
Equity in earnings of unconsolidated investments	187,121	—	187,121	37,495	—	37,495
Gain on remeasurement of unconsolidated investment	9,728	—	9,728	—	—	—
Other income, net	796	—	796	1,267	—	1,267
Total Other Income (Expense)	142,265	(4,274)	137,991	16,711	(3,636)	13,075
Net income before tax	348,116	(5,952)	342,164	203,495	(5,274)	198,221
Deferred income tax expense	—	(24,982)	(24,982)	—	(12,792)	(12,792)
Net income	348,116	(30,934)	317,182	203,495	(18,066)	185,429
Net income attributable to noncontrolling interests	(3,241)	(277,293)	(280,534)	(3,235)	(160,708)	(163,943)
Net income attributable to TEGP	$344,875	$(308,227)	$36,648	$200,260	$(178,774)	$21,486

Allocation of income:
Net income attributable to TEGP	$36,648	$21,486
Predecessor operations interest in net income	—	(3,408)
Net income attributable to TEGP, excluding predecessor operations interest	36,648	18,078
Basic net income per Class A share	$0.63	$0.38
Diluted net income per Class A share	$0.63	$0.38
Basic average number of Class A shares outstanding	58,075	47,725
Diluted average number of Class A shares outstanding	58,193	47,740

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

CONTACT:
Investor and Financial Inquiries
Nate Lien
(913) 928-6012
investor.relations@tallgrassenergylp.com

Media and Trade Inquiries
Phyllis Hammond
(303) 763-3568
media.relations@tallgrassenergylp.com